Exhibit 99.6

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

FINANCIAL STATEMENTS

NINE MONTHS ENDED

SEPTEMBER 30, 2013 AND 2012

ST LABORATORIES GROUP, LLC

FINANCIAL STATEMENTS

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

Balance Sheets

SEPTEMBER 30, 2013(UNAUDITED) AND DECEMBER 31, 2012

	2013	2012
	(Unaudited)
ASSETS
Current Assets
Cash	$74,173	$197,701
Accounts Receivable	327,572	210,421
Total Current Assets	401,745	408,122

TOTAL ASSETS	$401,745	$408,122

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$18,258	$11,704
Accrued Expenses	17,220	9,174
Total Current Liabilities	35,478	20,878

TOTAL LIABILITIES	35,478	20,878

MEMBERS’ EQUITY	366,267	387,244
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$401,745	$408,122

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

UNAUDITED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	2013	2012

NET SALES	$2,494,812	$2,357,345

COST OF SALES
Equipment Rental	106,866	83,942
Freight	12,073	9,152
Lab Expense and Supplies	241,048	192,452
Labor	1,483,816	1,211,887
	1,843,803	1,497,433

GROSS PROFIT	651,009	859,912

GENERAL AND ADMINISTRATIVE EXPENSES	478,940	471,874

OPERATING INCOME	172,069	388,038

OTHER INCOME (EXPENSE)
Miscellaneous income	—	—
Total Other Income (Expense)	—	—

INCOME BEFORE INCOME TAXES	172,069	388,038

PROVISION FOR INCOME TAXES	8,046	9,138

NET INCOME	$164,023	$378,900

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

UNAUDITED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

MEMBERS’
EQUITY

BALANCE AS OF DECEMBER 31, 2012	$387,244

Distributions	(185,000)
Net income	164,023

BALANCE AS OF SEPTEMBER 30, 2013	$366,267

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

UNAUDITED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$2,367,738	$2,530,792
Cash paid to suppliers and employees	(2,297,738)	(2,283,390)
State income taxes paid	(8,528)	(10,924)
Net cash provided by operating activities	61,472	236,478

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid	(185,000)	(100,000)
Net cash used in financing activities	(185,000)	(100,000)

Net increase (decrease) in cash	(123,528)	136,478
Cash at beginning of year	197,701	—
Cash at end of year	$74,173	$136,478

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net income	$164,023	$378,900
(Increase) Decrease in:
Accounts receivable	(117,151)	(60,708)
Accounts payable	6,554	(90,853)
Accrued expenses	8,046	9,139
Net cash provided by operating activities	$61,472	$236,478

The accompanying notes are an integral part of these financial statements.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

UNAUDITED NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

NOTE I - NATURE OF ACTIVITIES AND BASIS OF PRESENTATION

Nature of Activities

ST Laboratories Group, LLC (the “Company”) was organized in the State of Texas on August I0, 2009, with operations commencing on May 1, 2010, and is engaged in the performance of analytical testing using standard and proprietary methods. The Company acquired a testing lab with 30 years of serving as the standard for testing laboratories for the petroleum, petrochemical and chemical industries. The Company currently operates testing locations in Pasadena, Texas, Conroe, Texas, and Harvey, Louisiana. Chemical Specialists and Development, Inc. (CSD, Inc.) provides the work force for the Company and is reimbursed by the Company for all wages and benefits.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. As such, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments, except as disclosed herein) considered necessary for a fair statement have been included.

The unaudited financial data as of December 31, 2012 presented in these unaudited financial statements were derived from Company’s audited financial statements, but do not include all disclosures required by U.S. GAAP. Interim financial data should be read in conjunction with the audited financial statements and accompanying notes for the fiscal year ended December 31, 2012.

Uncertain Tax Positions

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits or liabilities that materially impact the financial statements or related disclosures. Since tax matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company or its members will not be subject to additional tax, penalties, and interest as a result of such challenge. Generally, the Company’s tax returns remain open for three years for federal income tax examination.

NOTE 2 - COMMITMENTS AND CONTINGENCIES

The company leases lab equipment from CSD, Inc. The original term of the lease commenced on May 1, 2010, with automatic renewal for each successive twelve (12) month period, unless either party notifies the other party of its intention to terminate the lease. Effective January 1, 2013, the rent increased to $10,000 per month. Equipment rental expenses for the nine months ended September 30, 2013 and 2012 were $90,000 and $67,500 respectively.

The Company subleases a lab facility from CSD, Inc. The term of the lease entered into by CSD, Inc. commenced on August 17, 2009 and expires sixty-eight (68) months and fifteen (15) days from the commencement date, on April 30, 2015. CSD, Inc. makes monthly payments of $4,500 and ST Labs reimburses CSD, Inc. Rent expenses for the nine months ended September 30, 2013 and 2012 were $40,500 respectively.

The Company leases a lab facility in Louisiana. The term of the lease commenced on May 1, 2010 and expired April 30, 2011, with automatic renewals for four (4) additional periods of twelve (12) months for a total of five (5) years, unless on or before the expiration of the term, the Company notifies the landlord of its intention not to renew the lease. Rent expense for the nine months ending September 30, 2013 and 2012 was $7,650.

ST LABORATORIES GROUP, LLC

CONROE, TEXAS

UNAUDITED NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

NOTE 3 - RELATED PARTY TRANSACTIONS

A reciprocal agreement exists between CSD, Inc. and the Company. CSD, Inc. provides administrative support services to the Company in exchange for all chemical testing laboratory services and materials required by CSD, Inc. The Company received a flat monthly fee of $50,000 from the commencement of the agreement in May 2010, until March 2012, when the amount was increased to $62,500 per month. A majority of the members of the Company are shareholders in CSD, Inc. The following table illustrates the amounts transacted with CSD, Inc.:

Balance Sheet (as of September 30, 2013 and December 31, 2012, respectively)

Accounts Payable to CSD, Inc.	$—	$—

Income Statement (for the nine months ended September 30, 2013 and 2012, respectively)

Sales to CSD, Inc.	$678,787	$700,616

Amounts remitted to CSD, Inc. included in Cost of Sales	$1,608,481	$1,346,537

Amounts remitted to CSD, Inc. included in General and Administrative expenses	$212,988	$207,785

NOTE 4 - MAJOR CUSTOMERS

CSD, Inc. is a major customer for the Company. Annual sales to CSD, Inc. for the nine months ended September 30, 2013 and 2012 represented twenty-seven percent (27%) and thirty percent (30%), respectively, of total sales.

NOTE 5 - SUBSEQUENT EVENTS

The Company, along with CSD, Inc., was acquired by a subsidiary of Nexeo Solutions Holdings, LLC (‘Nexeo Solutions”).  Nexeo Solutions completed the transaction on December 2, 2013.  As of the closing date, CSD, Inc. entered into a revised equipment lease acceptable to Nexeo and the various rental trucking equipment suppliers.

Events occurring after September 30, 2013 have been evaluated through January 29, 2014, the date when these financial statements were available to be issued.